                                                                       [GRAPHIC]

                             [PRICELINE.COM(R) LOGO]


                               Annual Shareholder
                                     Meeting
                               -------------------
                                  June 9, 2003

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03

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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

  PRICELINE.COM WOULD LIKE TO REMIND YOU THAT THIS PRESENTATION CONTAINS FORWARD LOOKING STATEMENTS, WHICH ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT; THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED, IMPLIED OR FORECASTED IN ANY SUCH FORWARD-LOOKING STATEMENTS.

  EXPRESSIONS OF FUTURE GOALS AND SIMILAR EXPRESSIONS REFLECTING SOMETHING OTHER THAN HISTORICAL FACT ARE INTENDED TO IDENTIFY FORWARD LOOKING STATEMENTS. FOR A LIST OF FACTORS THAT COULD CAUSE PRICELINE.COM'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, PLEASE REFER TO THE RISK FACTORS IN PRICELINE.COM'S MOST RECENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. UNLESS REQUIRED BY LAW, PRICELINE.COM UNDERTAKES NO OBLIGATION TO UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

  THIS PRESENTATION SHOULD BE READ IN CONJUNCTION WITH PRICELINE.COM'S AUDITED FINANCIAL STATEMENTS AND THE NOTES THERETO FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K AND QUARTERLY FINANCIAL STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-Q.

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03

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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

  AGENDA

    -  Air

    -  Hotels

    -  Product Diversification

    -  2003 Goals

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03

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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE REVENUE

[CHART]

                             REVENUE ($ IN MILLIONS)

Q2 01   $ 364.8
Q3 01   $ 302.0
Q4 01   $ 235.3
Q1 02   $ 261.9
Q2 02   $ 304.5
Q3 02   $ 240.0
Q4 02   $ 197.3
Q1 03   $ 200.5

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03

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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE AIR

[GRAPHIC]

     Low retail fare
       environment
                                        Capacity Cuts
         Consumer                                                  Low Bind
      expectation for          +                           =
      absolute dollar                                              Fewer
          savings                                                  Tickets Sold
                                     Less Unfilled Seats
     Offers that are too
            low

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03

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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE AIR

[CHART]

                                     TICKETS

2Q01    1,435,936
3Q01    1,183,981
4Q01      840,191
1Q02      866,643
2Q02      921,201
3Q02      643,659
4Q02      468,926
1Q03      439,270

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03

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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

                                    PRICELINE
                                     HOTELS

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03

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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE HOTELS: BEST PRICES ON INTERNET

   - Priceline consistently delivers significant discounts over Expedia, Hotels.com and Travelocity

   -  Priceline's median customer savings are:

      -  46% vs. Expedia

      -  46% vs. Hotels.com

   -  Priceline backs up savings claims with a best price guarantee

      - If you do find a better price online than you paid at Priceline, we will refund the difference

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03

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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE HOTELS: QUALITY ACCOMMODATIONS

   - Only major Internet site with corporate participation from every major U.S. hotel company

   -  9,500 participating hotel properties

   - Stringent and consistent star rating system. A recent internal study found:

      -  Hotels.com rated the same hotel higher 72% of the time

      -  Priceline compares favorably to Expedia and AAA

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03

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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE HOTELS

   -  Detailed maps with precisely defined zones

[GRAPHIC]

SELECT THE AREAS WHERE YOU WANT TO STAY

Select the areas in New York City (CHANGE CITY) where you want to stay. You'll alwats stay in a nationality recognized name-band or quality independent hotel.

IMPROVE YOUR CHANCES - SELECT 2 OR MORE AREAS BELOW:

/ / Lower Manhattan AREA DETAILS

/ / Midtown East AREA DETAILS

/ / Midtown South AREA DETAILS

/ / Midtown West AREA DETAILS

/ / Upper East Side AREA DETAILS

/ / Upper Midtown - Central Park South AREA DETAILS

/ / Upper West Side AREA DETAILS

SEE MAP BELOW

                                    [GRAPHIC]

                       Click on an area for more details.

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03

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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE HOTELS

   -  Detailed star rating descriptions

[GRAPHIC]

SELECT A QUALITY LEVEL FOR YOUR HOTEL

To find out more about priceline's hotel quality ratings, CLICK HERE.

/ / 5-STAR LUXURY                  * * * * *

/ / 4-STAR DELUXE                  * * * *

/ / 3-STAR UPSCALE                 * * *

/ / 2 1/2-STAR MODERATE-PLUS       * * *

/ / 2-STAR MODERATE                * *

/ / 1-STAR ECONOMY                 *

PRICELINE'S 3 STAR HOTELS

3 STAR HOTEL EXAMPLES:

The hotel brands shown below are for example only and may not be partnered with priceline.com. You may get another name-band or independent hotel of equivalent quality.

- Hilton    - Marrioti           - Sheraton

- Hyatt     - Embassy Suites

3 STAR HOTELS WILL HAVE THE FOLLOWING AMENITIES:

    [GRAPHIC]  Remote Control TV with Premium Channels

    [GRAPHIC]  Telephone with Voicemail

    [GRAPHIC]  Radio Alarm Clock

    [GRAPHIC]  Iron and Ironing Board

    [GRAPHIC]  Hairdyer

    [GRAPHIC]  Business Services

    [GRAPHIC]  24 Hour Front Desk

    [GRAPHIC]  Restaurant

    [GRAPHIC]  Room Service

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03

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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

  HOTEL ADVERTISING CAMPAIGN

   -  Launched in Q1

   -  Goals

      -  Break through savings claim clutter

      -  Demonstrate ease of use of product

         -  Consumer Empowerment

         -  Assure customer of high quality

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03

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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE HOTELS Q1 PERFORMANCE

   -  Record 1.2 million room-nights sold in Q1 `03

                                     [CHART]

                                   ROOM-NIGHTS

2Q01     57.4% yr/yr
3Q01     67.1%
4Q01    114.9%
1Q02    110.0%
2Q02     60.1%
3Q02     30.1%
4Q02     21.7%
1Q03     35.3%

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03

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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE HOTELS Q1 RESULTS

                                     [CHART]

                        4Q02 TO 1Q03 SEQUENTIAL RN GROWTH

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03

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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

PRICELINE HOTELS Q1 RESULTS

                                     [CHART]

                   4Q02 TO 1Q03 ABSOLUTE SEQUENTIAL RN GROWTH

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03

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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

                                     PRODUCT
                                 DIVERSIFICATION

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03

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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

CONTINUED DIVERSIFICATION

   -  Supplement core Hotel growth by diversifying away from opaque Air through:

      -  Lowestfare.com retail initiatives:

         1. Satisfy unbound priceline.com customers that would've gone elsewhere

         2. Cross-sell hotel and rental car to retail purchasers

         3. Rebuild share in online ticket sales

      -  Vacations

         -  Opaque, GOGO Worldwide Vacations (Liberty Travel)

      -  Rental Cars

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03

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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

TRAVEL DIVERSIFICATION

   -  71% of all booked offers from services other than opaque Air

                                     [CHART]

                                 % BOOKED OFFERS

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03

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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

RETAIL GROSS BOOKINGS

   -  $10 Million in Q4

   -  $21 Million in Q1

   -  Q4 to Q1 opaque ticket decrease: 29.7K

   -  Q4 to Q1 retail ticket increase: 26.1K

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03

[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

2003 MILESTONES

   -  Hotels

      -  Year/year hotel revenue up approximately 37% in Q1

      -  Year/year hotel revenue up approximately 35% in April

   -  70% of booked offers came from services other than opaque Airline product

   -  Looking Forward: EPS growth and a return to top-line growth

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03

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[PRICELINE.COM(R) LOGO]                                                [GRAPHIC]

REVERSE SPLIT

   -  One-for-six to one-for-nine

   -  Reduce shares to between 37.5 and 25 million shares

      -  Expand investor interest

      -  Reduce transaction costs

      -  Improve comparability with peers

      -  Increase precision of earnings per share

   -  1 for 6 example:

      -  $4.00 stock price becomes $24.00 post-split

      -  $0.01 EPS becomes $0.06 EPS post-split

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03

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                                                                       [GRAPHIC]

                             [PRICELINE.COM(R) LOGO]

CONFIDENTIAL INFORMATION - Property of priceline.com incorporated. All Rights Reserved. 5.20.03 page 22